    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996


                                                     REGISTRATION NOS.: 33-24245
                                                                        811-5654
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                                                             /X/
                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                         POST-EFFECTIVE AMENDMENT NO. 9                      /X/

                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/

                                AMENDMENT NO. 10                             /X/


                              -------------------

                   DEAN WITTER INTERMEDIATE INCOME SECURITIES
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                              SHELDON CURTIS, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                  GORDON ALTMAN BUTOWSKY WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                              -------------------

   APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the registration statement

                              -------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        _X_ immediately upon filing pursuant to paragraph (b)


        __ on          , 1996 pursuant to paragraph (b)

        ___ 60 days after filing pursuant to paragraph (a)
        ___ on (date) pursuant to paragraph (a) of rule 485.


    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT FILED THE RULE 24F-2 NOTICE, FOR ITS FISCAL YEAR ENDED AUGUST 31, 1996, WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 27, 1996.



           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS.


            -------------------------------------------------------
            -------------------------------------------------------

                   DEAN WITTER INTERMEDIATE INCOME SECURITIES

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

ITEM                                                                                      CAPTION
--------------------------------------------------------  -----------------------------------------------------------------------
PART A                                                                                  PROSPECTUS
 1.  ...................................................  Cover Page
 2.  ...................................................  Prospectus Summary; Summary of Fund Expenses
 3.  ...................................................  Financial Highlights; Performance Information
 4.  ...................................................  Prospectus Summary; Investment Objective and Policies; Risk
                                                           Considerations; The Fund and its Management; Cover Page; Investment
                                                           Restrictions
 5.  ...................................................  The Fund and Its Management; Back Cover; Investment
                                                           Objectives and Policies
 6.  ...................................................  Dividends, Distributions and Taxes; Additional Information
 7.  ...................................................  Purchase of Fund Shares; Shareholder Services
 8.  ...................................................  Redemptions and Repurchases; Shareholder Services
 9.  ...................................................  Not Applicable

PART B                                                                      STATEMENT OF ADDITIONAL INFORMATION
10.  ...................................................  Cover Page
11.  ...................................................  Table of Contents
12.  ...................................................  The Fund and Its Management
13.  ...................................................  Investment Practices and Policies; Investment Restrictions;
                                                           Portfolio Transactions and Brokerage
14.  ...................................................  Trustees and Officers
15.  ...................................................  The Fund and Its Management; Trustees and Officers
16.  ...................................................  The Fund and Its Management; The Distributor; Custodian and Transfer
                                                           Agent; Independent Accountants; Shareholder
                                                           Services
17.  ...................................................  Portfolio Transactions and Brokerage
18.  ...................................................  Description of Shares
19.  ...................................................  The Distributor; Redemptions and Repurchases; Financial Statements;
                                                           Shareholder Services
20.  ...................................................  Dividends, Distributions and Taxes
21.  ...................................................  Not applicable
22.  ...................................................  Performance Information
23.  ...................................................  Financial Statements

PART C
    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS


              OCTOBER 25, 1996


              Dean Witter Intermediate Income Securities (the "Fund") is an open-end, diversified management investment company, whose investment objective is high current income consistent with safety of principal. The Fund seeks to achieve its investment objective by investing primarily in intermediate term, investment grade fixed-income securities. See "Investment Objective and Policies."

               Shares of the Fund are continuously offered at net asset value. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Redemptions and Repurchases--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a distribution fee pursuant to a Plan of Distribution at the annual rate of 0.85% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."


               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 25, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


     DEAN WITTER DISTRIBUTORS INC.
     DISTRIBUTOR


      TABLE OF CONTENTS
Prospectus Summary/2
Summary of Fund Expenses/3
Financial Highlights/4
The Fund and its Management/5
Investment Objective and Policies/5
Risk Considerations/9
Investment Restrictions/9
Purchase of Fund Shares/10
Shareholder Services/12
Redemptions and Repurchases/15
Dividends, Distributions and Taxes/17
Performance Information/18
Additional Information/18


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Intermediate Income Securities
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The               The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund              open-end, diversified management investment company. The Fund invests primarily in intermediate term, investment grade fixed-income securities.
----------------------------------------------------------------------------------------------------------------------
Shares Offered    Shares of beneficial interest with $0.01 par value (see page 19).
----------------------------------------------------------------------------------------------------------------------
Offering          At net asset value (see page 10). Shares redeemed within six years of purchase are subject to a
Price             contingent deferred sales charge under most circumstances (see page 15).
----------------------------------------------------------------------------------------------------------------------
Minimum           The minimum initial investment is $1,000 ($100 if the account is opened through EasyInvest-SM-) and
Purchase          the minimum subsequent investment is $100 (see page 10).
----------------------------------------------------------------------------------------------------------------------
Investment        The investment objective of the Fund is high current income consistent with safety of principal.
Objective
----------------------------------------------------------------------------------------------------------------------
Investment        Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its wholly-
Manager           owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with assets of approximately $86.5 billion at September 30, 1996 (see page 5).
----------------------------------------------------------------------------------------------------------------------
Management        The Investment Manager receives a monthly fee at the annual rate of 0.60% of daily net assets,
Fee               scaled down on assets over $500 million (see page 5).
----------------------------------------------------------------------------------------------------------------------
Dividends         Dividends are declared daily, and either paid monthly in additional shares of the Fund or, at the shareholder's option, paid monthly in cash.
----------------------------------------------------------------------------------------------------------------------
Distributor       Dean Witter Distributors Inc. (the "Distributor") receives from the Fund a distribution fee accrued
and               daily and paid monthly at the rate of 0.85% per annum of the lesser of (i) the Fund's average daily
Distribution      aggregate net sales or (ii) the Fund's average daily net assets. The fee compensates the Distributor
Fee               for services provided in distributing shares of the Fund and for sales-related expenses. The
                  Distributor also receives the proceeds of any contingent deferred sales charges (see page 10).
----------------------------------------------------------------------------------------------------------------------
Redemption-       Redeemable at net asset value, involuntarily redeemed if the total value of the account is less than
Contingent        $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder
Deferred Sales    has invested less than $1,000 in the account. Although no commission or sales charge is imposed upon
Charge            the purchase of shares, a contingent deferred sales charge (scaled down from 5% to 1%) is imposed on any redemption of shares if, after such redemption, the aggregate current value of an account with the Fund is less than the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see page 15).
----------------------------------------------------------------------------------------------------------------------
Risk              The net asset value of the Fund's shares will fluctuate with changes in the market value of its
Considerations    portfolio securities. Interest rate fluctuations will affect the Fund's net asset value but not the income received by the Fund from its portfolio securities. The Fund may engage in various investment strategies including reverse repurchase agreements, when-issued and delayed delivery securities and forward commitments and when, as and if issued securities. The risks associated with these investments are included in their description (pages 5-8) and in the "Risk Considerations" section
                  (page 9).
----------------------------------------------------------------------------------------------------------------------


  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                          ELSEWHERE IN THIS PROSPECTUS
                  AND THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended August 31, 1996.


SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..............................................  None
Maximum Sales Charge Imposed on Reinvested Dividends...................................  None
Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption proceeds)....  5.0%
      A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE
PAYMENT MADE                                               PERCENTAGE
---------------------------------------------------------  ----------
First....................................................       5.0%
Second...................................................       4.0%
Third....................................................       3.0%
Fourth...................................................       2.0%
Fifth....................................................       2.0%
Sixth....................................................       1.0%
Seventh and thereafter...................................     None


Redemption Fees.......................................................................       None
Exchange Fee..........................................................................       None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------
Management Fees.......................................................................      0.60%
12b-1 Fees*...........................................................................      0.85%
Other Expenses........................................................................      0.17%
Total Fund Operating Expenses.........................................................      1.62%


------------

* A PORTION OF THE 12B-1 FEE EQUAL TO 0.20% OF THE FUND'S AVERAGE DAILY NET ASSETS IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES (SEE "PURCHASE OF FUND SHARES").



EXAMPLE                                   1 year   3 years   5 years   10 years
----------------------------------------  ------   -------   -------   --------
You would pay the following expenses on
 a $1,000 investment, assuming (1) 5%
 annual return and (2) redemption at the
 end of each time period:...............   $66      $ 81      $108       $192
You would pay the following expenses on
 the same investment, assuming no
 redemption:............................   $16      $ 51      $ 88       $192


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management," "Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.


                                                                                                                  FOR THE
                                                                                                                  PERIOD
                                                                                                                  MAY 3,
                                                                                                                   1989*
                                                           FOR THE YEAR ENDED AUGUST 31                           THROUGH
                                    ---------------------------------------------------------------------------   AUGUST
                                      1996       1995       1994       1993       1992       1991       1990     31, 1989
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period..........................     $9.69      $9.51     $10.26     $10.05      $9.59      $9.42      $9.98    $10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income............      0.55       0.59       0.58       0.62       0.70       0.79       0.86      0.28
  Net realized and unrealized gain
   (loss)..........................     (0.30)      0.19      (0.73)      0.20       0.46       0.17      (0.55)    (0.02)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total from investment
   operations......................      0.25       0.78      (0.15)      0.82       1.16       0.96       0.31      0.26
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Less dividends and distributions
   from:
    Net investment income..........     (0.55)     (0.59)     (0.56)     (0.61)     (0.70)     (0.79)     (0.86)    (0.28)
    Net realized gain..............       -0-      (0.01)     (0.04)       -0-        -0-        -0-      (0.01)      -0-
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total dividends and
   distributions...................     (0.55)     (0.60)     (0.60)     (0.61)     (0.70)     (0.79)     (0.87)    (0.28)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net asset value, end of period...     $9.39      $9.69      $9.51     $10.26     $10.05      $9.59      $9.42     $9.98
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN+...........     2.58%      8.56%    (1.50)%      8.43%     12.58%     10.78%      3.22%     2.57%(1)
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................     1.62%      1.63%      1.63%      1.62%      1.69%      1.69%      1.75%     1.42%(2)(3)
Net investment income..............     5.69%      6.23%      5.80%      6.12%      7.11%      8.49%      8.78%     8.18%(2)(3)
SUPPLEMENTAL DATA:
  Net assets, end of period, in
   thousands....................... $ 208,911  $ 232,752  $ 245,750  $ 254,431  $ 187,285  $ 115,204  $ 114,086   $69,946
  Portfolio turnover rate..........      115%       114%       122%       132%        93%       150%       135%       30%(1)

---------------
 *  COMMENCEMENT OF OPERATIONS.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) IF THE FUND HAD BORNE ALL THE EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ABOVE EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 2.15% AND 7.44%, RESPECTIVELY.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Intermediate Income Securities (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on September 1, 1988.

    Dean Witter InterCapital, Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.


    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $83.6 billion at September 30, 1996. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $2.9 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to provide the aforementioned administrative services to the Fund. The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's daily net assets up to $500 million, scaled down at various levels to 0.30% on assets over $1 billion. For the fiscal year ended August 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.62% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is high current income consistent with safety of principal. This investment objective is a fundamental policy and may not be changed without approval of the Fund's shareholders. The Fund seeks to achieve its objective by investing at least 65% of its total assets in intermediate term, investment grade fixed-income securities. The Fund will maintain an average weighted maturity of approximately seven years or less and may not invest in securities with remaining maturities greater than twelve years. Under normal conditions, the Fund's average weighted maturity will not be less than three years. (Under the current interpretation by the staff of the Securities and Exchange Commission, an intermediate bond fund must have an average weighted maturity between three and ten years.)

    Under normal circumstances, the Fund will invest primarily in corporate debt securities and preferred stock of investment grade, which consists of securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("Standard & Poor's"), or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees. Fixed-income securities rated Baa by Moody's have speculative characteristics. (A more detailed description of bond ratings is contained in the Appendix to the Statement of Additional Information.) The Fund may also purchase U.S. Government securities (securities guaranteed as to principal and interest by the United States or its agencies or instrumentalities) and investment grade securities, denominated in U.S. Dollars, issued by foreign governments or issuers. U.S. Government securities in which the Fund may invest include zero coupon securities and mortgage-backed securities, such as securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. There can be no assurance that the investment objective of the Fund will be achieved.


    The Investment Manager believes that the Fund's policies of purchasing intermediate term securities will reduce the volatility of the Fund's net asset value over the long term. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for intermediate term securities than for securities with longer maturities. Conversely, the yield available on intermediate term securities has also historically been lower than those available from long term securities.

    Investment by the Fund in U.S. Dollar denominated fixed-income securities issued by foreign governments and other foreign issuers may involve certain risks not associated with U.S. issued securities. Those risks include the political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. In addition, there may be less publicly available information about a foreign company than about a domestic company. A more detailed description of the general risks of foreign issuers is contained in the Statement of Additional Information. The Fund believes that those risks are substantially lessened because the foreign securities in which the Fund may invest are investment grade.


    While the Fund will invest primarily in investment grade fixed-income securities, under ordinary circumstances it also may invest up to 35% of its total assets in money market instruments, repurchase agreements, as discussed below, and up to 5% of the Fund's net assets may be invested in lower rated fixed-income securities.



    Lower rated fixed-income securities, which are those rated from Ba to C or BB to C by Moody's or Standard & Poor's, respectively, are considered to be speculative investments. Such lower rated securities, while producing higher yield than investment grade securities, are subject to credit risk to a greater extent than investment grade securities. The Fund does not have any minimum quality rating standard with respect to the portion (up to 5%) of its net assets which may be invested in lower rated securities. See the Statement of Additional Information for a description of the special risks and characteristics of lower rated fixed-income securities.


    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or Standard & Poor's or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by Standard & Poor's or Aa by Moody's.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.



    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.



    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well established financial institutions and maintaining adequate collateralization.



    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund. The use of borrowed funds for other than emergency purposes constitutes leveraging, which is a speculative technique. Reverse repurchase agreements may not exceed 10% of the Fund's total assets.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.


    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

PORTFOLIO MANAGEMENT


    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers; the views of Trustees of the Fund and others regarding economic developments and interest rate trends; and the Investment Manager's own analysis of factors it deems relevant. The Fund's portfolio is managed within InterCapital's Taxable Group, which manages twenty-five funds and fund portfolios, with approximately $12.9 billion in assets as of September 30, 1996. Rochelle G. Siegel, Senior Vice President of InterCapital and a member of InterCapital's Taxable Group, has been the primary portfolio manager since the Fund's inception and has been a portfolio manager at InterCapital since July, 1985.

    Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"). Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR, a broker-dealer affiliate of InterCapital. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR. It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 200%. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information. Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

RISK CONSIDERATIONS
--------------------------------------------------------------------------------

    An increase in prevailing levels of interest rates will generally reduce the value of securities in the Fund's portfolio, while a decline in rates will generally increase the value of these securities. As a result, the fluctuations or changes in interest rates will cause the Fund's net asset value to rise and fall, in an inverse relationship; however, the income received by the Fund from its portfolio securities will not be affected. Because yields on debt securities available for purchase by a Fund vary over time, no specific yield on shares of the Fund can be assured. In addition, if the bonds in the Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Fund will probably be unable to replace them with securities having an equal yield.


    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section in the Statement of Additional Information.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

   5. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   6. Borrow money, except that the Fund may borrow from banks for temporary or emergency purposes in an amount up to 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may enter into reverse repurchase agreements in an amount not exceeding 10% of the Fund's total assets.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.


    The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Intermediate Income Securities, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or another Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services") , is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").



    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds where payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected

Bro-
ker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.


PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. Amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.


    For the fiscal year ended August 31, 1996, the Fund accrued payments under the Plan amounting to $1,894,592, which amount is equal to 0.85% of the Fund's average daily net assets for the fiscal year. These payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. Of the amount accrued under the Plan, 0.20% of the Fund's average daily net assets is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.



    At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if the Distributor incurred $1 million in expenses in distributing shares of the Fund and $750,000 had been received by the Distributor as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $6,167,490 at August 31, 1996, which was equal to 2.95% of the Fund's net assets on such date.


    Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.



    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. (See "Determination of Net Asset Value" in the Statement of Additional Information.)


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager ([collectively, with the Fund, the "Dean Witter Funds"]), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases"). Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.



    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchases of Fund Shares" and "Redemptions and Repurchases-- Involuntary Redemption").


    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25 or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund and Dean Witter Intermediate Term U.S. Treasury Trust and for shares of five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter collectively referred to in this section as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another CDSC fund or to any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or other Selected Broker-Dealers but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Dean Witter Funds in the past.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.


    CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase will, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), and it will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:


                                     CONTINGENT DEFERRED
            YEAR SINCE                   SALES CHARGE
             PURCHASE                 AS A PERCENTAGE OF
           PAYMENT MADE                AMOUNT REDEEMED
-----------------------------------  --------------------
First..............................          5.0%
Second.............................          4.0%
Third..............................          3.0%
Fourth.............................          2.0%
Fifth..............................          2.0%
Sixth..............................          1.0%
Seventh and thereafter.............          None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares pur-chased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first. In addition, no CDSC will be imposed on redemptions of shares which were purchased by the employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under Section 401(k) of the Internal Revenue Code. The Distributor has informed the Fund that the total amount of CDSC paid to it for the fiscal year ended August 31, 1996 was $364,492.



    In addition, the CDSC, if otherwise applicable, will be waived in the case of:



   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held in
a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;



   (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
(B) distributions from an IRA or 403(b) Custodial Account following attainment
of age 59 1/2; or   (C) a tax-free return of an excess contribution to an IRA;
and



   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Investment Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an
Eligible 401(k) Plan after the redemption; or   (B) the redemption is in
connection with the complete termination of the plan involving the distribution of all plan assets to participants.



    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.


    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR and other Selected Broker-Dealers, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by either the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.


    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) of any shareholder whose shares, due to redemptions by the shareholder, have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


    DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare dividends from net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). The amount of the dividend declared may fluctuate from day to day. Dividends are declared daily and paid monthly in additional shares of the Fund. The Fund intends to distribute dividends from net short-term and long-term capital gains, if any, at least once each year. The Fund may, however, elect to retain all or a portion of any net long-term capital gains in any year. All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends or all dividends and distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)


    TAXES. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid to shareholders of record in such period in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.


    Long-term and short-term capital gains may be generated by the sale of portfolio securities by the Fund. Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy. The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.


    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.


    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.


    The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.


    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no investment company managed or advised by InterCapital ("Dean Witter Fund") is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS


MONEY MARKET FUNDS                       DEAN WITTER RETIREMENT SERIES
Dean Witter Liquid Asset Fund Inc.       Liquid Asset Series
Dean Witter U.S. Government Money        U.S. Government Money Market Series
Market Trust                             U.S. Government Securities Series
Dean Witter Tax-Free Daily Income Trust  Intermediate Income Securities Series
Dean Witter California Tax-Free Daily    American Value Series
Income Trust                             Capital Growth Series
Dean Witter New York Municipal Money     Dividend Growth Series
Market Trust                             Strategist Series
EQUITY FUNDS                             Utilities Series
Dean Witter American Value Fund          Value-Added Market Series
Dean Witter Natural Resource             Global Equity Series
Development Securities Inc.              ASSET ALLOCATION FUNDS
Dean Witter Dividend Growth Securities   Dean Witter Strategist Fund
Inc.                                     Dean Witter Global Asset Allocation
Dean Witter Developing Growth            Fund
Securities Trust                         ACTIVE ASSETS ACCOUNT PROGRAM
Dean Witter World Wide Investment Trust  Active Assets Money Trust
Dean Witter Value-Added Market Series    Active Assets Tax-Free Trust
Dean Witter Utilities Fund               Active Assets California Tax-Free Trust
Dean Witter Capital Growth Securities    Active Assets Government Securities
Dean Witter European Growth Fund Inc.    Trust
Dean Witter Precious Metals and
Minerals Trust
Dean Witter Pacific Growth Fund Inc.
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth
Securities
Dean Witter Global Utilities Fund
Dean Witter International SmallCap Fund
Dean Witter Mid-Cap Growth Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Income Builder Fund
Dean Witter Special Value Fund
FIXED INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities
Trust
Dean Witter Intermediate Term U.S.
Treasury Trust
Dean Witter Federal Securities Trust
Dean Witter Convertible Securities
Trust
Dean Witter California Tax-Free Income
Fund
Dean Witter New York Tax-Free Income
Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income
Securities
Dean Witter Global Short-Term Income
Fund Inc.
Dean Witter Multi-State Municipal
Series Trust
Dean Witter Premier Income Trust
Dean Witter Short-Term U.S. Treasury
Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal
Trust
Dean Witter Short-Term Bond Fund
Dean Witter National Municipal Trust
Dean Witter High Income Securities
Dean Witter Balanced Income Fund
Dean Witter Hawaii Municipal Trust
Dean Witter Intermediate Term U.S.
Treasury Trust

Dean Witter
Intermediate Income Securities
                                    Dean Witter
Two World Trade Center
New York, New York 10048
TRUSTEES                            Intermediate
Michael Bozic                       Income
Charles A. Fiumefreddo              Securities
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Rochelle G. Siegel
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
INVESTMENT MANAGER
Dean Witter InterCapital Inc.
                                         PROSPECTUS -- OCTOBER 25, 1996

STATEMENT OF ADDITIONAL INFORMATION
DEAN WITTER
INTERMEDIATE INCOME
SECURITIES
OCTOBER 25, 1996


--------------------------------------------------------------------------------

    Dean Witter Intermediate Income Securities (the "Fund") is an open-end, diversified management investment company whose investment objective is high current income consistent with the safety of principal. The Fund seeks to achieve its investment objective by investing primarily in intermediate term, investment grade fixed-income securities. See "Investment Objective and Policies."


    A Prospectus for the Fund dated October 25, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below, from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter
Intermediate Income Securities
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


  The Fund and its Management.............     3

  Trustees and Officers...................     6

  Investment Practices and Policies.......    12

  Investment Restrictions.................    16

  Portfolio Transactions and Brokerage....    17

  The Distributor.........................    18

  Determination of Net Asset Value........    21

  Shareholder Services....................    22

  Redemptions and Repurchases.............    26

  Dividends, Distributions and Taxes......    29

  Performance Information.................    30

  Description of Shares...................    31

  Custodian and Transfer Agent............    32

  Independent Accountants.................    32

  Reports to Shareholders.................    32

  Legal Counsel...........................    33

  Experts.................................    33

  Registration Statement..................    33

  Financial Statements--August 31, 1996...    34

  Report of Independent Accountants.......    47

  Appendix................................    48

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on September 1, 1988.

THE INVESTMENT MANAGER


    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware Corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. In addition, Trustees of the Fund provide guidance on economic factors and interest rate trends. Information as to these Trustees and Officers is contained under the caption "Trustees and Officers."



    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter Global Short-Term Income Fund, Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Premier Income Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.


    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Total Return Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the Investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.

    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("The Distributor" or "Distributors") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund, determined as of the close of business on every business day: 0.60% of the portion of the daily net assets not exceeding $500 million; 0.50% of the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% of the portion of the daily net assets exceeding $1 billion. Total compensation accrued to the Investment Manager under the Agreement for the fiscal years ended August 31, 1994, 1995 and 1996 was $1,522,447, $1,390,467 and $1,337,360, respectively.



    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.



    The Agreement was initially approved by the Trustees on September 30, 1988, by DWR as the then sole shareholder on October 4, 1988, and by the shareholders of the Fund at a Special Meeting of Shareholders held on December 21, 1989. At their meetings held on October 30, 1992 and April 20, 1993, the Trustees of the Fund, including all the Trustees of the Fund who are not parties to the Investment Management Agreement or "interested persons" (as defined in the Investment Company Act of 1940 ([the "Act"]) of any such party (the "Independent Trustees"), approved the assumption by InterCapital of DWR's rights and duties under the Investment Management Agreement, which assumption took place upon the reorganization described above. The Trustees of the Fund, including all of the Independent Trustees, also approved a new investment management agreement between the Fund and InterCapital which took effect on June 30, 1993 upon the spin-off by Sears, Roebuck & Co. of its remaining shares of DWDC. The terms of the new Agreement are substantially identical in all material respects to those of the initial Agreement. The Agreement between the Fund and InterCapital was approved by the shareholders on January 12, 1993. The Agreement may be terminated at any time, without penalty, on thirty days notice by the Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).



    Under its terms, the Agreement had an initial term ending April 30, 1994, and provides that it will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 17, 1996, the Fund's Board of Trustees, including all the Independent Trustees, approved continuation of the Agreement until April 30, 1997.



    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the investment management contract between InterCapital and the Fund is terminated, or if the affiliation between the Investment Manager and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 82 Dean Witter Funds and the 14 TCW/DW Funds are shown below.



      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (55) ...................................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                                 Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.                         Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                                     1991-July 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc., the United Negro College Fund and Weirton Steel
                                                        Corporation.

Charles A. Fiumefreddo* (63) .........................  Chairman and Chief Executive Officer and Director of
Chairman of the Board,                                  InterCapital, Distributors and DWSC; Executive Vice
President and Chief Executive                           President and Director of DWR; Chairman, Director or
Officer and Trustee                                     Trustee, President and Chief Executive Officer of the Dean
Two World Trade Center                                  Witter Funds; Chairman, Chief Executive Officer and
New York, New York                                      Trustee of the TCW/DW Funds; Chairman and Director of Dean
                                                        Witter Trust Company ("DWTC"); Director and/or officer of
                                                        various DWDC subsidiaries; formerly Executive Vice
                                                        President and Director of DWDC (until February 1993).

Edwin J. Garn (64) ...................................  Director or Trustee of the Dean Witter Funds; formerly
Trustee                                                 United States Senator (R-Utah) (1974-1992) and Chairman,
c/o Huntsman Chemical Corporation                       Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                                        Salt Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                                    Space Shuttle Discovery (April 12-19, 1985); Vice
                                                        Chairman, Huntsman Chemical Corporation (since January,
                                                        1993); Director of Franklin Quest (time management
                                                        systems) and John Alden Financial Corp.; member of the
                                                        board of various civic and charitable organizations.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John R. Haire (71) ...................................  Chairman of the Audit Committee and Chairman of the
Trustee                                                 Committee of the Independent Directors or Trustees and
Two World Trade Center                                  Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                                      the Audit Committee and Chairman of the Committee of the
                                                        Independent Trustees and Trustee of the TCW/DW Funds;
                                                        formerly President, Council for Aid to Education
                                                        (1978-1989) and Chairman and Chief Executive Officer of
                                                        Anchor Corporation, an Investment Adviser (1964-1978);
                                                        Director of Washington National Corporation (insurance).

Dr. Manuel H. Johnson (47) ...........................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Koch Professor of International Economics
c/o Johnson Smick International, Inc.                   and Director of the Center for Global Market Studies at
1133 Connecticut Avenue, N.W.                           George Mason University; Co-Chairman and a founder of the
Washington, DC                                          Group of Seven Council (G7C), an international economic
                                                        commission; Director or Trustee of the Dean Witter Funds;
                                                        Trustee of the TCW/DW Funds; Director of NASDAQ (since
                                                        June, 1995); Director of Greenwich Capital Markets Inc.
                                                        (broker-dealer); formerly Vice Chairman of the Board of
                                                        Governors of the Federal Reserve System (1986-1990) and
                                                        Assistant Secretary of the U.S. Treasury (1982-1986).

Michael E. Nugent (60) ...............................  General Partner, Triumph Capital, L.P., a private
Trustee                                                 investment partnership; Director or Trustee of the Dean
c/o Triumph Capital, L.P.                               Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                                         President, Bankers Trust Company and BT Capital
New York, New York                                      Corporation (1984-1988); director of various business
                                                        organizations.

Philip J. Purcell* (53) ..............................  Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of DWDC, DWR and Novus Credit Services Inc.;
Two World Trade Center                                  Director of InterCapital, DWSC and Distributors; Director
New York, New York                                      or Trustee of the Dean Witter Funds; Director and/or
                                                        officer of various DWDC subsidiaries.

John L. Schroeder (66) ...............................  Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                 Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                              Utilities Company; formerly Executive Vice President and
  Weitzen Shalov & Wein                                 Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Trustees                     (August, 1991-September, 1995) and Chairman and Chief
114 West 47th Street                                    Investment Officer of Axe-Houghton Management and the
New York, New York                                      Axe-Houghton Funds (1983-1991).

Sheldon Curtis (64) ..................................  Senior Vice President, Secretary and General Counsel of
Vice President, Secretary                               InterCapital and DWSC; Senior Vice President, Assistant
  and General Counsel                                   Secretary and Assistant General Counsel of Distributors;
Two World Trade Center                                  Senior Vice President and Secretary of DWTC; Assistant
New York, New York                                      Secretary of DWR and Vice President, Secretary and General
                                                        Counsel of the Dean Witter Funds and the TCW/DW Funds.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Rochelle G. Siegel (48) ..............................  Senior Vice President of InterCapital; Vice President of
Vice President                                          various Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (50) ................................  First Vice President and Assistant Treasurer of
Treasurer                                               InterCapital and DWSC; Treasurer of the Dean Witter Funds
Two World Trade Center                                  and the TCW/DW Funds.
New York, New York


------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC and Kevin Hurley, James F. Willison, Peter M. Avelar, and Jonathan R. Page, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. Marilyn
K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Carsten Otto, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.



THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES



    The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 82 Dean Witter Funds, comprised of 122 portfolios. As of September 30, 1996, the Dean Witter Funds had total net assets of approximately $78.0 billion and more than five million shareholders.



    Six Trustees (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.



    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.



    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1995, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.



    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.



    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.



    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.



DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE



    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.



    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.



    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.



ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS



    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES



    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.



    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended August 31, 1996.



                               FUND COMPENSATION



                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,750
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,963
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,750
John L. Schroeder.............................................       1,800



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1995 for services to the 79 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1995. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

              COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                                        TOTAL
                                                                   FOR SERVICE AS   COMPENSATION
                               FOR SERVICE                          CHAIRMAN OF         PAID
                              AS DIRECTOR OR                       COMMITTEES OF    FOR SERVICES
                               TRUSTEE AND       FOR SERVICE AS     INDEPENDENT          TO
                             COMMITTEE MEMBER     TRUSTEE AND        DIRECTORS/        79 DEAN
                                OF 79 DEAN      COMMITTEE MEMBER    TRUSTEES AND       WITTER
                                  WITTER          OF 11 TCW/DW         AUDIT        FUNDS AND 11
NAME OF INDEPENDENT TRUSTEE       FUNDS              FUNDS           COMMITTEES     TCW/DW FUNDS
---------------------------  ----------------   ----------------   --------------   -------------
Michael Bozic..............      $126,050           --                 --             $126,050
Edwin J. Garn..............       136,450           --                 --              136,450
John R. Haire..............        98,450           $82,038           $217,350(1)      397,838
Dr. Manuel H. Johnson......       136,450            82,038            --              218,488
Michael E. Nugent..........       124,200            75,038            --              199,238
John L. Schroeder..........       136,450            46,964            --              183,414


------------

(1) For the 79 Dean Witter Funds in operation at December 31, 1995. As noted above, on July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to continuing to serve in such positions for the Dean Witter Funds.



    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(2) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


------------

(2) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended August 31, 1996 and by the 57 Dean Witter Funds (including the Fund) as of December 31, 1995, and the estimated retirement benefits for the Fund's Independent Trustees from the Fund as of August 31, 1996 and from the 57 Dean Witter Funds as of December 31, 1995.



          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS



                                          FOR ALL ADOPTING FUNDS           RETIREMENT BENEFITS       ESTIMATED ANNUAL
                                  --------------------------------------   ACCRUED AS EXPENSES           BENEFITS
                                       ESTIMATED                                                    UPON RETIREMENT(3)
                                    CREDITED YEARS         ESTIMATED      ----------------------  ----------------------
                                     OF SERVICE AT       PERCENTAGE OF                 BY ALL       FROM      FROM ALL
                                      RETIREMENT           ELIGIBLE        BY THE     ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE          (MAXIMUM 10)        COMPENSATION       FUND        FUNDS       FUND        FUNDS
--------------------------------  -------------------  -----------------  ---------  -----------  ---------  -----------
Michael Bozic...................              10               50.0%      $     405  $    26,359  $     950  $    51,550
Edwin J. Garn...................              10               50.0             601       41,901        950       51,550
John R. Haire...................              10               50.0           1,034      261,763      2,335      130,404
Dr. Manuel H. Johnson...........              10               50.0             248       16,748        950       51,550
Michael E. Nugent...............              10               50.0             430       30,370        950       51,550
John L. Schroeder...............               8               41.7             788       51,812        792       42,958


------------

(3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in footnote (2) above.



    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

SPECIAL INVESTMENT CONSIDERATIONS


    As stated in the Prospectus, the Fund may invest up to 5% of its net assets in lower rated fixed-income securities, sometimes referred to as high yield securities. Because of the special nature of high yield securities, the Investment Manager must take account certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.


    The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

    The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities.

    Current laws and proposed new laws may have a potentially negative impact on the market for high yield bonds. For example, legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds. This legislation and other proposed legislation may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

    U.S. GOVERNMENT SECURITIES. As stated in the Prospectus, while the Fund under normal circumstances will invest primarily in corporate debt securities, it may also invest in U.S. Government securities. Securities issued by the U.S. Government, its agencies or instrumentalities in which the Fund may invest include:

        (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.


        (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration; the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to thirty years although the Fund may not invest in securities with remaining maturities of more than twelve years.


        (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

        (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

    ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest currently. Zero coupon securities may not exceed 5% of the Fund's total assets.

    SECURITIES OF FOREIGN ISSUERS. As stated in the Prospectus, the Fund may invest in fixed-income securities issued by foreign governments and other foreign issuers, provided such securities are denominated in U.S. Dollars. With regard to foreign fixed-income securities, the Investment Manager believes that in many instances such securities may provide higher yields than similar securities of domestic issuers. With the expiration of the Interest Equalization Tax in 1974, many of these investments currently enjoy increased liquidity, although such securities are generally less liquid than the securities of United States corporations, and are certainly less liquid than securities issued by the United States Government or its agencies.

    Foreign investments involve certain risks, including the political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of United States corporations or of the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

LENDING OF PORTFOLIO SECURITIES

    As discussed in the Prospectus, consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, including accrued interest, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. However, the Fund does not presently intend to lend any of its portfolio securities in the foreseeable future.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed.

    The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the Investment Manager subject to procedures established by the Trustees. The procedures also require that the collateral underlying the agreement be specified. The Fund does not presently intend to enter into repurchase agreements so that more than 5% of the Fund's net assets are subject to such agreements.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


    As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis--i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Investment Manager and the Board of Trustees do not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.


WHEN, AS AND IF ISSUED SECURITIES


    As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the

Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

OPTIONS TRANSACTIONS

    The Fund has no current intention to engage in options transactions. In the event the Fund wishes to engage in options transactions in the future, the Fund's Prospectus and Statement of Additional Information will be amended and sent to shareholders in advance of the change.

PORTFOLIO TURNOVER


    The Fund's portfolio turnover rate for the fiscal year ended August 31, 1996 was 115%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/ director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

         2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         5. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (6) in the Prospectus.

         6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restriction (6) in the Prospectus.

         7. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

         8. Make short sales of securities.

         9. Purchase or sell commodities or commodity futures contracts.

        10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities.

        11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        12. Invest for the purpose of exercising control or management of any other issuer.

    In addition, the Fund, as a non-fundamental policy, will not invest in warrants, although it may acquire warrants attached to other securities purchased by the Fund.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


    Subject to the general supervision of the Board of Trustees of the Fund, the Investment Manager is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers in fixed-income securities acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. During the fiscal years ended August 31, 1994, 1995 and 1996, the Fund did not pay any brokerage commissions.



    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the manage-ment fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. For the fiscal years ended August 31, 1994, 1995 and 1996, the Fund did not effect any securities transactions with or through DWR. During the fiscal year ended August 31, 1996, the Fund purchased bonds issued by Bear Stearns Companies, Inc. 6.75% 8/15/00, Lehman Brothers Holdings, Inc. 5.75% 11/15/98, Lehman Brothers Holdings, Inc. 9.875% 10/15/00, Morgan Stanley Group 5.625% 3/1/99, Paine Webber Group 6.25% 6/15/98 and Salomon Inc. 6.75% 2/15/03, which issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At August 31, 1996, the Fund held bonds issued by Bear Stearns Companies, Inc. 6.75% 8/15/00, Lehman Brothers Holdings, Inc. 5.75% 11/15/98 and Morgan Stanley Group, Inc. 5.625% 3/1/99 with market values of $2,071,566, $2,919,810 and $4,866,750, respectively.


THE DISTRIBUTOR
--------------------------------------------------------------------------------


    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on October 30, 1992, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The current Agreement is substantively identical to the Fund's previous distribution agreements. The Distribution Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. By its terms, the Distribution Agreement had an initial term ending April 30, 1994, and provides that it will remain in effect from year to year thereafter if approved by the Trustees. At their meeting held on April 17, 1996, the Trustees, including all of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1997.


    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION.


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 0.85% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received approximately $567,000, $500,000 and $364,492 in contingent deferred sales charges for the fiscal years ended August 31, 1994, 1995 and 1996 respectively, none of which was retained by the Distributor.


    The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.20% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). Such portion of the fees is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Fund is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of Fair Practice.

    The Plan was adopted by a vote of the Trustees of the Fund on April 27, 1989, at a Meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from DWR and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. DWR, as then sole shareholder of the Fund, approved the Plan on April 28, 1989, and the Plan was approved by shareholders of the Fund at a Meeting of Shareholders on December 21, 1989.

    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the

Independent 12b-1 Trustees, also approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of Fair Practice. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.



    Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued $1,894,592 payable to the Distributor, pursuant to the Plan, for the fiscal year ended August 31, 1996. This is an accrual at an annual rate of 0.85% of the average daily net assets of the Fund and was calculated pursuant to clause (b) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued.



    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. The Distributor compensates account executives of DWR and other selected broker-dealers by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 4% of the amount sold and an annual residual commission of up to
0.20 of 1% of the current value (not including reinvested dividends or distributions) of the amount sold. The gross sales credit is a charge which reflects commissions paid to account executives of DWR and other selected broker-dealers and Fund associated distribution-related expenses, including sales compensation and overhead. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and its opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of its distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.



    The Fund paid 100% of the $1,894,592 accrued under the Plan for the fiscal year ended August 31, 1996, to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $20,138,337 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 10.07% ($2,028,905)--advertising and promotional expenses; (ii) 0.69% ($138,644)--printing of prospectuses for distribution to other than current shareholders; and (iii) 89.24% ($17,970,788)--other expenses, including the gross sales credit and the carrying charge, of which 9.05% ($1,626,450) represents carrying charges, 36.0% ($6,469,089) represents commission credits to DWR branch offices for payments of commissions to account executives and 54.95% ($9,875,249) represents overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (d) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales.


    At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that such excess amount, including the carrying charge designed to approximate the opportunity costs incurred which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $6,167,490 as of August 31, 1996. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


    No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


    Under its terms, the Plan continued until April 30, 1990 and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. At that meeting, the Trustees, including a majority of the Independent 12b-1 Trustees, also approved certain technical amendments to the Plan in connection with recent amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of Fair Practice. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan the Distributor to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein. Most recent continuation of the Plan for one year, until April 30, 1997, was aproved by the Trustees of the Fund, including all the Independent 12b-1 Trustees, at a meeting held on April 17, 1996.


    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    Short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the

61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    As discussed in the Prospectus, the net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or another selected broker-dealer.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent as least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor, which will be forwarded to the shareholder, upon the receipt of proper instructions.


    TARGETED DIVIDENDS-SM-. In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of a Dean Witter Fund other than Dean Witter Intermediate Income Securities. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.


    EASYINVEST-SM-. Shareholders may subscribe to Easyinvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through Easyinvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to Easyinvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.


    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan will be invested in additional full and fractional shares at net asset value (without a sales charge). Shares will be credited to an open account for the investor by the Transfer Agent; no share certificates will be issued. A shareholder is entitled to a share certificate upon written request to the Transfer Agent, although in that event the shareholder's Systematic Withdrawal Plan will be terminated.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemptions and Repurchases-- Contingent Deferred Sales Charge").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor.) A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Intermediate Income Securities, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund or Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to for purposes of this section as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


    As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge," a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund.

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.


    When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund, or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter American Value Fund acquired prior to April 30, 1984, shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Dean Witter Strategist Fund acquired prior to November 8, 1989, are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge", any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases as low as $5,000. The minimum initial investment is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.


    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer

Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.


    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to a shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a new prospectus.


    CONTINGENT DEFERRED SALES CHARGE. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years (see "The Distributor--Plan of Distribution"). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services-- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.

    In determining the applicability of a CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of: (i) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship, or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, provided in either case that the redemption is requested within one year of the death or initial determination of disability, and (ii) redemption in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key-employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue code following attainment of age 59 1/2; and (c) a tax-free return of an excess contribution to an IRA. For the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Code, which relates to the inability to engage in gainful employment. All waivers will be granted only following receipt by the Distributor of confirmation of the investor's entitlement.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                                     CONTINGENT DEFERRED
YEAR SINCE                                              SALES CHARGE
PURCHASE                                             AS A PERCENTAGE OF
PAYMENT MADE                                           AMOUNT REDEEMED
--------------------------------------------------  ---------------------
First.............................................          5.0%
Second............................................          4.0%
Third.............................................          3.0%
Fourth............................................          2.0%
Fifth.............................................          2.0%
Sixth.............................................          1.0%
Seventh and thereafter............................          None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years, and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described above.


    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified check or bank cashier's check), payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.


    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 30 days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.


    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that, following an election by the Fund, the shareholders will be required to include such undistributed gains in determining their taxable income and may claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    In computing net investment income, the Fund will not amortize premiums or accrue discounts on fixed-income securities in the portfolio, except those original issue discounts for which amortization is required for federal income tax purposes. Additionally, with respect to market discounts on bonds issued after July 18, 1984, and all bonds purchased after April 30, 1993, a portion of any capital gain realized upon disposition may be re-characterized as taxable ordinary income in accordance with the provisions of the Internal Revenue Code. Realized gains and losses on security transactions are determined on the identified cost method.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

    Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any year to shareholders of record of such period which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

    Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or realized net long-term capital gains, such payment would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended August 31, 1996, the Fund's yield, calculated pursuant to this formula, was 5.61%.


    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the fiscal year ended August 31, 1996, the five year period ended August 31, 1996 and for the period from May 3, 1989 (commencement of operations) through August 31, 1996 were -2.27%, 5.70% and 6.35%, respectively.



    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total returns of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on this calculation, the average annual total return of the Fund for the fiscal year ended August 31, 1996, the five year period ended August 31, 1996 and for the period from May 3, 1989 through August 31, 1996 were 2.58%, 6.01% and 6.35%, respectively.



    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any contingent deferred sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the fiscal year ended August 31, 1996 was 2.58% and the total return for the five year period ended August 31, 1996 and for the period from May 3, 1989 through August 31, 1996 were 33.91% and 57.05%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by 10,000, 50,000 or 100,000 as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $15,705, $78,525 and $157,050, respectively, at August 31, 1996.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indices compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees except for Messrs. Bozic, Purcell and Schroeder have been elected by the shareholders of the Fund at Special Meetings of Shareholders on December 21, 1989 and on January 12, 1993. Messrs. Bozic, Purcell and Schroeder were elected by the other Trustees of the Fund. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). However, the Trustees have not authorized any such additional series or classes of shares.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts; including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements, together with a report of its independent accountants, will be sent to shareholders each year.

    The Fund's fiscal year ends on August 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


    The annual financial statements of the Fund for the fiscal year ended August 31, 1996, which are included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------

             CORPORATE BONDS (70.1%)
             AEROSPACE & DEFENSE (1.9%)
 $   4,000   Lockheed Martin Corp..........................      6.625%   06/15/98  $     4,004,120
                                                                                    ---------------
             AUTOMOBILE - RENTALS (1.3%)
     2,900   Hertz Corp....................................      6.00     01/15/03        2,699,088
                                                                                    ---------------
             AUTOMOTIVE (2.1%)
     4,300   Chrysler Corp.................................     10.40     08/01/99        4,451,575
                                                                                    ---------------
             AUTOMOTIVE - FINANCE (5.7%)
     7,000   Ford Motor Credit Co..........................      6.25     11/08/00        6,785,170
     4,975   General Motors Acceptance Corp................      8.40     10/15/99        5,169,722
                                                                                    ---------------
                                                                                         11,954,892
                                                                                    ---------------
             BANK HOLDING COMPANIES (5.6%)
     5,000   BankAmerica Corp..............................      6.20     02/15/06        4,522,950
     2,474   First Chicago Corp............................      7.625    01/15/03        2,504,974
     4,975   Star Bank N.A.................................      6.375    03/01/04        4,646,302
                                                                                    ---------------
                                                                                         11,674,226
                                                                                    ---------------
             BANKS (4.0%)
     5,000   Shawmut Bank Connecticut, N.A.................      8.625    02/15/05        5,303,450
     3,000   Societe Generale - N.Y........................      7.40     06/01/06        2,951,610
                                                                                    ---------------
                                                                                          8,255,060
                                                                                    ---------------
             BANKS - INTERNATIONAL (4.0%)
     3,400   ABN-AMRO Bank NV (Netherlands)................      7.55     06/28/06        3,400,544
     5,000   Santander Financial Issuances
             (Cayman Islands)..............................      7.75     05/15/05        5,025,650
                                                                                    ---------------
                                                                                          8,426,194
                                                                                    ---------------
             BROKERAGE (4.7%)
     2,100   Bear Stearns Companies, Inc...................      6.75     08/15/00        2,071,566
     3,000   Lehman Brothers Holdings, Inc.................      5.75     11/15/98        2,919,810
     5,000   Morgan Stanley Group, Inc.....................      5.625    03/01/99        4,866,750
                                                                                    ---------------
                                                                                          9,858,126
                                                                                    ---------------
             CABLE & TELECOMMUNICATIONS (2.1%)
     5,000   Tele-Communications, Inc......................      6.875    02/15/06        4,427,300
                                                                                    ---------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (3.4%)
     3,000   Applied Materials Inc.........................      8.00     09/01/04        3,072,570
     4,000   Texas Instruments, Inc........................      6.875    07/15/00        3,980,520
                                                                                    ---------------
                                                                                          7,053,090
                                                                                    ---------------
             FINANCE (7.6%)
     3,000   Fireman's Fund Mortgage Corp..................      8.875    10/15/01        3,153,720
     7,250   Golden West Financial Corp....................     10.25     05/15/97        7,453,666
     5,000   Household Finance Corp........................      7.65     05/15/07        5,004,450
                                                                                    ---------------
                                                                                         15,611,836
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
             FOREIGN GOVERNMENT (5.7%)
 $   5,250   Israel (State of).............................      6.375%   12/15/05  $     4,792,095
     5,000   Quebec (Province of) (Canada).................      6.50     01/17/06        4,630,750
     2,450   Republic of Indonesia.........................      7.75     08/01/06        2,404,185
                                                                                    ---------------
                                                                                         11,827,030
                                                                                    ---------------
             HEALTHCARE (2.3%)
     4,975   Columbia/HCA Healthcare Corp..................      6.87     09/15/03        4,847,590
                                                                                    ---------------
             INDUSTRIALS (1.8%)
     3,900   Comdisco, Inc.................................      5.75     02/15/01        3,687,879
                                                                                    ---------------
             LEISURE (1.5%)
     3,000   Royal Caribbean Cruises, Ltd. (Liberia).......      8.25     04/01/05        3,076,320
                                                                                    ---------------
             OIL COMPANY (0.9%)
     2,000   Lasmo (U.S.A.) Inc............................      7.125    06/01/03        1,951,660
                                                                                    ---------------
             OIL INTEGRATED - INTERNATIONAL (2.4%)
     5,000   Societe Nationale Elf Aquitaine (France)......      7.75     05/01/99        5,110,750
                                                                                    ---------------
             PAPER & FOREST PRODUCTS (3.2%)
     2,000   Fletcher Challenge Capital (Canada)...........      7.75     06/20/06        1,997,560
     4,900   Noranda Forest, Inc. (Canada).................      6.875    11/15/05        4,616,241
                                                                                    ---------------
                                                                                          6,613,801
                                                                                    ---------------
             RETAIL STORES (2.2%)
     2,000   Kmart Corp....................................      8.125    12/01/06        1,700,000
     3,000   TJX Companies Inc.............................      6.625    06/15/00        2,926,290
                                                                                    ---------------
                                                                                          4,626,290
                                                                                    ---------------
             TEXTILES (1.3%)
     2,975   Burlington Industries, Inc....................      7.25     09/15/05        2,810,542
                                                                                    ---------------
             UTILITIES - ELECTRIC (6.4%)
     5,000   Chilgener S.A. (Chile)........................      6.50     01/15/06        4,582,400
     2,000   Commonwealth Edison Co........................      7.50     01/01/01        1,988,820
     2,000   Connecticut Light & Power Co..................      7.875    06/01/01        1,995,220
       500   Consolidated Edison Co. of New York, Inc......      5.90     12/15/96          500,340
     1,500   Niagara Mohawk Power Corp.....................      8.00     06/01/04        1,369,665
     3,000   System Energy Resources, Inc..................      7.71     08/01/01        2,993,970
                                                                                    ---------------
                                                                                         13,430,415
                                                                                    ---------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $152,021,731).......................................      146,397,784
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996, CONTINUED


 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------

             U.S. GOVERNMENT & AGENCIES OBLIGATIONS (22.1%)
 $   2,000   Federal Home Loan Mortgage Corp...............      6.35 %   06/24/98  $     1,994,940
     1,000   Federal Home Loan Mortgage Corp...............      6.07     11/20/98          989,400
     2,200   Federal Home Loan Mortgage Corp...............      6.905    06/11/99        2,200,066
       190   Federal Home Loan Mortgage Corp...............      8.50     12/01/01          193,276
       140   Federal Home Loan Mortgage Corp...............      8.50     01/01/02          142,325
       474   Federal Home Loan Mortgage Corp...............      8.50     07/01/02          482,420
       206   Federal Home Loan Mortgage Corp...............      9.00     08/01/02          212,272
     1,700   Federal Home Loan Mortgage Corp...............      7.05     03/24/04        1,650,530
     3,230   Federal National Mortgage Assoc...............      5.30     03/11/98        3,179,709
        49   Federal National Mortgage Assoc...............      8.50     12/01/01           50,275
     2,000   Federal National Mortgage Assoc...............      7.55     06/10/04        1,989,340
     2,000   Federal National Mortgage Assoc...............      7.73     08/26/04        2,004,660
     2,880   Private Export Funding Corp...................      6.86     04/30/04        2,873,520
    12,600   U.S. Treasury Note............................      6.75     02/28/97       12,668,544
     5,000   U.S. Treasury Note............................      5.125    04/30/98        4,910,950
     5,000   U.S. Treasury Note............................      6.75     06/30/99        5,029,650
     1,300   U.S. Treasury Note............................      5.75     10/31/00        1,255,930
     3,500   U.S. Treasury Note............................      5.75     08/15/03        3,287,935
     1,000   U.S. Treasury Note............................      7.00     07/15/06        1,003,760
                                                                                    ---------------

             TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
             (IDENTIFIED COST $46,553,206)........................................       46,119,502
                                                                                    ---------------

             SHORT-TERM INVESTMENTS (4.6%)
             U.S. GOVERNMENT AGENCY (a) (1.5%)
     3,140   Federal National Mortgage Assoc...............      5.23     09/06/96        3,137,719
                                                                                    ---------------

             REPURCHASE AGREEMENT (3.1%)
     6,496   The Bank of New York (dated 08/30/96; proceeds
             $6,499,359; collateralized by $3,638,403
             Federal Home Loan Banks 6.19% due 07/10/98
             valued at $3,664,778 and $2,919,796 U.S.
             Treasury Note 6.875% due 07/31/99 valued at
             $2,960,796) (Identified Cost $6,495,660)......      5.125    09/03/96        6,495,660
                                                                                    ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $9,633,379).........................................        9,633,379
                                                                                    ---------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996, CONTINUED


                                                                                         VALUE
---------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $208,208,316) (B)..........       96.8%  $202,150,665

OTHER ASSETS IN EXCESS OF LIABILITIES.......        3.2      6,760,216
                                                  -----   ------------
NET ASSETS..................................      100.0%  $208,910,881
                                                  -----   ------------
                                                  -----   ------------

---------------------
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $354,493 and the aggregate gross unrealized depreciation was $6,412,144, resulting in net unrealized depreciation of $6,057,651.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $208,208,316)............................  $202,150,665
Receivable for:
    Shares of beneficial interest sold......................     3,642,981
    Interest................................................     3,630,048
    Principal paydowns......................................        25,314
Prepaid expenses............................................        15,174
                                                              ------------

     TOTAL ASSETS...........................................   209,464,182
                                                              ------------

LIABILITIES:
Payable for:
    Plan of distribution fee................................       149,125
    Shares of beneficial interest repurchased...............       111,121
    Investment management fee...............................       105,265
    Dividends to shareholders...............................        58,478
Accrued expenses and other payables.........................       129,312
                                                              ------------

     TOTAL LIABILITIES......................................       553,301
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   223,580,672
Net unrealized depreciation.................................    (6,057,651)
Accumulated undistributed net investment income.............        34,895
Accumulated net realized loss...............................    (8,647,035)
                                                              ------------

     NET ASSETS.............................................  $208,910,881
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  22,243,950 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $9.39
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1996

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $16,288,370
                                                              -----------

EXPENSES
Plan of distribution fee....................................    1,894,592
Investment management fee...................................    1,337,360
Transfer agent fees and expenses............................      178,366
Professional fees...........................................       62,554
Shareholder reports and notices.............................       51,684
Registration fees...........................................       33,905
Custodian fees..............................................       18,911
Trustees' fees and expenses.................................       15,419
Other.......................................................       11,016
                                                              -----------

     TOTAL EXPENSES.........................................    3,603,807
                                                              -----------

     NET INVESTMENT INCOME..................................   12,684,563
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................     (788,498)
Net change in unrealized depreciation.......................   (6,023,150)
                                                              -----------

     NET LOSS...............................................   (6,811,648)
                                                              -----------

NET INCREASE................................................  $ 5,872,915
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR      FOR THE YEAR
                                                                   ENDED             ENDED
                                                              AUGUST 31, 1996   AUGUST 31, 1995
-----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $   12,684,563    $   14,431,429
Net realized loss...........................................         (788,498)       (2,372,243)
Net change in unrealized depreciation.......................       (6,023,150)        6,706,091
                                                              ---------------   ---------------

     NET INCREASE...........................................        5,872,915        18,765,277
                                                              ---------------   ---------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................      (12,688,795)      (14,398,478)
Net realized gain...........................................        --                 (307,913)
                                                              ---------------   ---------------

     TOTAL..................................................      (12,688,795)      (14,706,391)
                                                              ---------------   ---------------
Net decrease from transactions in shares of beneficial
  interest..................................................      (17,024,823)      (17,057,209)
                                                              ---------------   ---------------

     TOTAL DECREASE.........................................      (23,840,703)      (12,998,323)

NET ASSETS:
Beginning of period.........................................      232,751,584       245,749,907
                                                              ---------------   ---------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $34,895 AND $39,127, RESPECTIVELY)......................   $  208,910,881    $  232,751,584
                                                              ---------------   ---------------
                                                              ---------------   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Intermediate Income Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.


Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, included carrying charges, totaled $6,167,490 at August 31, 1996.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996, CONTINUED


The Distributor has informed the Fund that for the year ended August 31, 1996, it received approximately $364,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES


The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1996, aggregated $233,693,397 and $250,311,088, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $80,005,553 and $66,339,993, respectively.



Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $16,000.


The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. At August 31, 1996, the Fund had an accrued pension liability of $49,061 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         AUGUST 31, 1996               AUGUST 31, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    5,122,000   $   49,165,458     4,829,143   $ 45,425,471
Reinvestment of dividends and distributions......................      725,423        6,970,644       845,190      8,195,495
                                                                   -----------   --------------   -----------   ------------
                                                                     5,847,423       56,136,102     5,674,333     53,620,966
Repurchased......................................................   (7,617,219)     (73,160,925)   (7,500,636)   (70,678,175)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (1,769,796)  $  (17,024,823)   (1,826,303)  $(17,057,209)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------


6. FEDERAL INCOME TAX STATUS


At August 31, 1996, the Fund had a net capital loss carryover of approximately $6,966,000 of which $6,656,000 will be available through August 31, 2003 and $310,000 will be available through August 31, 2004 to offset future capital gains to the extent provided by regulations. Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996, CONTINUED


first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,681,000 during fiscal 1996. As of August 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                  FOR THE
                                                                                                                  PERIOD
                                                                                                                  MAY 3,
                                                                                                                   1989*
                                                           FOR THE YEAR ENDED AUGUST 31                           THROUGH
                                    ---------------------------------------------------------------------------   AUGUST
                                      1996       1995       1994       1993       1992       1991       1990     31, 1989
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period............... $   9.69   $   9.51   $  10.26   $  10.05   $   9.59   $   9.42   $   9.98   $  10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Net investment income..............     0.55       0.59       0.58       0.62       0.70       0.79       0.86       0.28
Net realized and unrealized gain
 (loss)............................    (0.30)      0.19      (0.73)      0.20       0.46       0.17      (0.55)     (0.02)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total from investment operations...     0.25       0.78      (0.15)      0.82       1.16       0.96       0.31       0.26
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........    (0.55)     (0.59)     (0.56)     (0.61)     (0.70)     (0.79)     (0.86)     (0.28)
   Net realized gain...............    --         (0.01)     (0.04)     --         --         --         (0.01)     --
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (0.55)     (0.60)     (0.60)     (0.61)     (0.70)     (0.79)     (0.87)     (0.28)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Net asset value, end of period..... $   9.39   $   9.69   $   9.51   $  10.26   $  10.05   $   9.59   $   9.42   $   9.98
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........     2.58%      8.56%     (1.50)%     8.43%     12.58%     10.78%      3.22%      2.57%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.62%      1.63%      1.63%      1.62%      1.69%      1.69%      1.75%      1.42%(2)(3)

Net investment income..............     5.69%      6.23%      5.80%      6.12%      7.11%      8.49%      8.78%      8.18%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $208,911   $232,752   $245,750   $254,431   $187,285   $115,204   $114,086    $69,946

Portfolio turnover rate............      115%       114%       122%       132%        93%       150%       135%        30%(1)

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all the expenses that were assumed or waived by the Investment Manager, the above expense and net investment income ratios would have been 2.15% and 7.44%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INTERMEDIATE INCOME SECURITIES


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Intermediate Income Securities (the "Fund") at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended and for the period May 3, 1989 (commencement of operations) through August 31, 1989, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10036
OCTOBER 11, 1996

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                  BOND RATINGS

Aaa        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
           Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are
           most unlikely to impair the fundamentally strong position of such issues.
Aa         Bonds which are rated Aa are judged to be of high quality by all standards.
           Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa        Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
           Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
Ba         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
B          Bonds which are rated B generally lack characteristics of the desirable investment.
           Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca         Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designa-tions, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating catagories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                  BOND RATINGS

    A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A          Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB        Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
           Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
BB         Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
B          Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC        Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC         The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C          The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.
CI         The rating "CI" is reserved for income bonds on which no interest is being paid.
NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
           Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
           Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.


                            COMMERCIAL PAPER RATINGS


    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard and Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:


    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.


A-1        indicates that the degree of safety regarding timely payment is very strong.
A-2        indicates capacity for timely payment on issues with this designation is strong.
           However, the relative degree of safety is not as overwhelming as for issues designated "A-1."
A-3        indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                   DEAN WITTER INTERMEDIATE INCOME SECURITIES

                            PART C  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a)  FINANCIAL STATEMENTS

        (1)    Financial statements and schedules, included
               in Prospectus (Part A):                               Page in
                                                                    Prospectus
                                                                    ----------
               Financial highlights for the period May 3, 1989
               through August 31, 1989 and for the fiscal years
               ended August 31, 1990, 1991, 1992, 1993, 1994,
               1995 and 1996 .....................................       4

        (2)    Financial statements included in the Statement of
               Additional Information (Part B):                      Page in
                                                                       SAI
                                                                    ----------
               Portfolio of Investments at August 31, 1996 .......      34

               Statement of assets and liabilities at
               August 31, 1996 ...................................      38

               Statement of operations for the year ended
               August 31, 1996....................................      39

               Statement of changes in net assets for
               the years ended August 31, 1995 and 1996...........      40

               Notes to Financial Statements .....................      41

               Financial highlights for the period May 3, 1989
               through August 31, 1989 and for the fiscal years
               ended August 31, 1990, 1991, 1992, 1993, 1994,
               1995 and 1996......................................      46

        (3)    Financial statements included in Part C:

               None

   (b)         EXHIBITS:

               8. - Form of Amendment to the Custody Agreement between the Registrant and The Bank of New York.

              11. -  Consent of Independent Accountants

              15. - Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1.

              16. -  Schedules for Computation of Performance
                     Quotations

              27. -  Financial Data Schedule

              ------------------------------
              All other exhibits previously filed and incorporated by reference.


Item 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

             None

Item 26.     NUMBER OF HOLDERS OF SECURITIES.

          (1)                                     (2)
                                        Number of Record Holders
     Title of Class                       at September 30, 1996
     --------------                     -------------------------
                                                 11,792
Shares of Beneficial Interest


Item 27.       INDEMNIFICATION

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

        Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

        The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

        Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

        See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

        The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-End Investment Companies:
------------------------------
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust

(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Premier Income Trust
(32) Dean Witter Short-Term U.S. Treasury Trust
(33) Dean Witter Diversified Income Trust
(34) Dean Witter U.S. Government Money Market Trust
(35) Dean Witter Global Dividend Growth Securities
(36) Active Assets California Tax-Free Trust
(37) Dean Witter Natural Resource Development Securities Inc.
(38) Active Assets Government Securities Trust
(39) Active Assets Money Trust
(40) Active Assets Tax-Free Trust
(41) Dean Witter Limited Term Municipal Trust
(42) Dean Witter Variable Investment Series
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund
(48) Dean Witter Mid-Cap Growth Fund
(49) Dean Witter Select Dimensions Investment Series
(50) Dean Witter Balanced Growth Fund
(51) Dean Witter Balanced Income Fund
(52) Dean Witter Hawaii Municipal Trust
(53) Dean Witter Capital Appreciation Fund
(54) Dean Witter Intermediate Term U.S. Treasury Trust
(55) Dean Witter Information Fund
(56) Dean Witter Japan Fund
(57) Dean Witter Income Builder Fund
(58) Dean Witter Special Value Fund

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------

 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust

Closed-End Investment Companies
-------------------------------

 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Charles A. Fiumefreddo        Executive Vice President and Director of Dean
Chairman, Chief               Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and         Executive Officer and Director of Dean Witter
Director                      Distributors Inc. ("Distributors") and Dean
                              Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                              ("DWTC"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter
                              Funds and Chairman, Chief Executive Officer and
                              Trustee of the TCW/DW Funds; Formerly Executive
                              Vice President and Director of Dean Witter,
                              Discover & Co. ("DWDC"); Director and/or officer of various DWDC subsidiaries.

Philip J. Purcell             Chairman, Chief Executive Officer and Director of
Director                      of DWDC and DWR; Director of DWSC and
                              Distributors; Director or Trustee of the Dean
                              Witter Funds; Director and/or officer of various
                              DWDC subsidiaries.

Richard M. DeMartini          Executive Vice President of DWDC; President and
Director                      Chief Operating Officer of Dean Witter Capital;
                              Director of DWR, DWSC, Distributors and DWTC;
                              Trustee of the TCW/DW Funds; Member (since
                              January, 1993) and Chairman (since January,
                              1995) of the Board of Directors of NASDAQ.

James F. Higgins              Executive Vice President of DWDC; President and
Director                      Chief Operating Officer of Dean Witter Financial;
                              Director of DWR, DWSC, Distributors and DWTC.

Thomas C. Schneider           Executive Vice President and Chief Financial
Executive Vice                Officer of DWDC, DWR, DWSC and Distributors;
President, Chief              Director of DWR, DWSC and Distributors.
Financial Officer and
Director

Christine A. Edwards          Executive Vice President, Secretary and General
Director                      Counsel of DWDC and DWR; Executive Vice President,
                              Secretary and Chief Legal Officer of Distributors;
                              Director of DWR, DWSC and Distributors.

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Robert M. Scanlan             President and Chief Operating Officer of DWSC,
President and Chief           Executive Vice President of Distributors;
Operating Officer             Executive Vice President and Director of DWTC;
                              Vice President of the Dean Witter Funds and the
                              TCW/DW Funds.

John Van Heuvelen             President, Chief Operating Officer and Director
Executive Vice                of DWTC.
President

Joseph J. McAlinden
Executive Vice President
and Chief Investment          Vice President of the Dean Witter Funds and
Officer                       Director of DWTC.

Sheldon Curtis                Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,        Secretary and General Counsel of DWSC; Senior Vice
General Counsel and           President, Assistant General Counsel and Assistant
Secretary                     Secretary of Distributors; Senior Vice President
                              and Secretary of DWTC; Vice President, Secretary
                              and General Counsel of the Dean Witter Funds and
                              the TCW/DW Funds.
Peter M. Avelar
Senior Vice President         Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President         Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward Gaylor
Senior Vice President         Vice President of various Dean Witter Funds.

Robert S. Giambrone
Senior Vice President         Senior Vice President of DWSC, Distributors
                              and DWTC and Director of DWTC; Vice President of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President         Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President         Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President         Vice President of various Dean Witter Funds.

Jenny B. Jones
Senior Vice President         Vice President of Dean Witter Special Value Fund.

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

John B. Kemp, III             Director of the Provident Savings Bank, Jersey
Senior Vice President         City, New Jersey.

Anita Kolleeny
Senior Vice President         Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President         Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President         Vice President of various Dean Witter Funds.

Rochelle G. Siegel
Senior Vice President         Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President         Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President         Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President         Vice President of various Dean Witter Funds.

Thomas F. Caloia              First Vice President and Assistant Treasurer of
First Vice President          DWSC, Assistant Treasurer of Distributors;
and Assistant                 Treasurer and Chief Financial Officer of the
Treasurer                     Dean Witter Funds and the TCW/DW Funds.

Marilyn K. Cranney            Assistant Secretary of DWR; First Vice President
First Vice President          and Assistant Secretary of DWSC; Assistant
and Assistant Secretary       Secretary of the Dean Witter Funds and the TCW/DW
                              Funds.

Barry Fink                    First Vice President and Assistant Secretary of
First Vice President          DWSC; Assistant Secretary of the Dean Witter
and Assistant Secretary       Funds and the TCW/DW Funds.

Michael Interrante            First Vice President and Controller of DWSC;
First Vice President          Assistant Treasurer of Distributors;First Vice
and Controller                President and Treasurer of DWTC.

Robert Zimmerman
First Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Joan Allman
Vice President

Joseph Arcieri
Vice President                Vice President of various Dean Witter Funds.

Kirk Balzer
Vice President                Vice President of Dean Witter Mid-Cap Growth Fund

Douglas Brown
Vice President

Philip Casparius
Vice President

Thomas Chronert
Vice President

Rosalie Clough
Vice President

Patricia A. Cuddy
Vice President                Vice President of various Dean Witter Funds.

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President                Vice President of DWSC.

Frank J. DeVito
Vice President                Vice President of DWSC.

Dwight Doolan
Vice President

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Peter W. Gurman
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

John Hechtlinger
Vice President

Peter Hermann
Vice President                Vice President of various Dean Witter Funds

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

James Kastberg
Vice President

Stanley Kapica
Vice President

Michael Knox
Vice President                Vice President of various Dean Witter Funds

Konrad J. Krill
Vice President                Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President                Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard Lian
Vice President                Vice President of various Dean Witter Funds.

LouAnne D. McInnis            Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

David Myers
Vice President

James Nash
Vice President

Richard Norris
Vice President

Anne Pickrell
Vice President                Vice President of Dean Witter Global Short-
                              Term Income Fund Inc.
Hugh Rose
Vice President

Robert Rossetti
Vice President

Ruth Rossi                    Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Carl F. Sadler
Vice President

Rafael Scolari
Vice President                Vice President of Prime Income Trust

Peter Seeley                  Vice President of Dean Witter World
Vice President                Wide Income Trust

Jayne M. Stevlingson
Vice President                Vice President of various Dean Witter Funds.

Kathleen Stromberg
Vice President                Vice President of various Dean Witter Funds.

Vinh Q. Tran
Vice President                Vice President of various Dean Witter Funds.

Alice Weiss
Vice President                Vice President of various Dean Witter Funds.

Item 29.    PRINCIPAL UNDERWRITERS

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:
 (1)         Dean Witter Liquid Asset Fund Inc.
 (2)         Dean Witter Tax-Free Daily Income Trust
 (3)         Dean Witter California Tax-Free Daily Income Trust
 (4)         Dean Witter Retirement Series
 (5)         Dean Witter Dividend Growth Securities Inc.
 (6)         Dean Witter Global Asset Allocation
 (7)         Dean Witter World Wide Investment Trust
 (8)         Dean Witter Capital Growth Securities
 (9)         Dean Witter Convertible Securities Trust
(10)         Active Assets Tax-Free Trust
(11)         Active Assets Money Trust
(12)         Active Assets California Tax-Free Trust
(13)         Active Assets Government Securities Trust
(14)         Dean Witter Short-Term Bond Fund
(15)         Dean Witter Mid-Cap Growth Fund
(16)         Dean Witter U.S. Government Securities Trust
(17)         Dean Witter High Yield Securities Inc.
(18)         Dean Witter New York Tax-Free Income Fund
(19)         Dean Witter Tax-Exempt Securities Trust
(20)         Dean Witter California Tax-Free Income Fund
(21)         Dean Witter Limited Term Municipal Trust
(22)         Dean Witter Natural Resource Development Securities Inc.
(23)         Dean Witter World Wide Income Trust
(24)         Dean Witter Utilities Fund
(25)         Dean Witter Strategist Fund
(26)         Dean Witter New York Municipal Money Market Trust
(27)         Dean Witter Intermediate Income Securities
(28)         Prime Income Trust
(29)         Dean Witter European Growth Fund Inc.
(30)         Dean Witter Developing Growth Securities Trust
(31)         Dean Witter Precious Metals and Minerals Trust
(32)         Dean Witter Pacific Growth Fund Inc.
(33)         Dean Witter Multi-State Municipal Series Trust
(34)         Dean Witter Federal Securities Trust
(35)         Dean Witter Short-Term U.S. Treasury Trust
(36)         Dean Witter Diversified Income Trust
(37)         Dean Witter Health Sciences Trust
(38)         Dean Witter Global Dividend Growth Securities
(39)         Dean Witter American Value Fund
(40)         Dean Witter U.S. Government Money Market Trust
(41)         Dean Witter Global Short-Term Income Fund Inc.
(42)         Dean Witter Premier Income Trust
(43)         Dean Witter Value-Added Market Series
(44)         Dean Witter Global Utilities Fund
(45)         Dean Witter High Income Securities
(46)         Dean Witter National Municipal Trust
(47)         Dean Witter International SmallCap Fund
(48)         Dean Witter Balanced Growth Fund
(49)         Dean Witter Balanced Income Fund

(50)         Dean Witter Hawaii Municipal Trust
(51)         Dean Witter Variable Investment Series
(52)         Dean Witter Capital Appreciation Fund
(53)         Dean Witter Intermediate Term U.S. Treasury Trust
(54)         Dean Witter Information Fund
(55)         Dean Witter Japan Fund
(56)         Dean Witter Income Builder Fund
(57)         Dean Witter Special Value Fund
 (1)         TCW/DW Core Equity Trust
 (2)         TCW/DW North American Government Income Trust
 (3)         TCW/DW Latin American Growth Fund
 (4)         TCW/DW Income and Growth Fund
 (5)         TCW/DW Small Cap Growth Fund
 (6)         TCW/DW Balanced Fund
 (7)         TCW/DW Total Return Trust
 (8)         TCW/DW Mid-Cap Equity Trust
 (9)         TCW/DW Global Telecom Trust
(10)         TCW/DW Strategic Income Trust

      (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

                                                     Positions and
                                                     Office with
     Name                                            Distributors
     ----                                            -------------
     Fredrick K. Kubler                       Senior Vice President, Assistant
                                              Secretary and Chief Compliance
                                              Officer.

     Michael T. Gregg                         Vice President and Assistant
                                              Secretary.

Item 30.    LOCATION OF ACCOUNTS AND RECORDS

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.    MANAGEMENT SERVICES

        Registrant is not a party to any such management-related service contract.

Item 32.    UNDERTAKINGS
        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of October, 1996.

                                   DEAN WITTER INTERMEDIATE INCOME SECURITIES


                                       By     /S/ Sheldon Curtis
                                          --------------------------------
                                                  Sheldon Curtis
                                           Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                    Title                            Date
     ----------                    -----                            ----
(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman

By  /s/ Charles A. Fiumefreddo                                     10/25/96
    --------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer


By  /s/ Thomas F. Caloia                                           10/25/96
    --------------------------
        Thomas F. Caloia


(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell



By  /s/ Sheldon Curtis                                             10/25/96
    --------------------------
        Sheldon Curtis
        Attorney-in-Fact

    Michael Bozic          Manuel H. Johnson
    Edwin J. Garn          Michael E. Nugent
    John R. Haire          John L. Schroeder



By  /s/ David M. Butowsky                                          10/25/96
    --------------------------
        David M. Butowsky
        Attorney-in-Fact

                   DEAN WITTER INTERMEDIATE INCOME SECURITIES

                                  EXHIBIT INDEX


8.     --      Form of Amendment to the Custodian Agreement between the
               Registrant and The Bank of New York

11.    --      Consent of Independent Accountants

15.    --      Form of Amended and Restated Plan of Distribution
               between Registrant and Dean Witter Distributors Inc.

16.    --      Schedule for Computation of Performance Quotations

27.    --      Financial Data Schedule